                                                                   Exhibit 99.15

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[407,688,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-6

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                               SELLER AND SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                               LASALLE BANK, N.A.
                                     TRUSTEE

                              SEPTEMBER [12], 2006

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-130545) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

          CUSIP OR ISIN
            BBERG ID
            DEAL NAME              MLMI 2006-OWN6
          ISSUER NAME
          PARENT NAME
     ORIGINAL CLASS BALANCE
     CURRENT CLASS BALANCE
         PORTFOLIO NAME
             SECTOR
           SETTLE DATE
       COLLATERAL BALANCE           $428,021,292
       ORIGINAL # OF LOANS                 2,594
       AVG. LOAN BALANCE            $    165,004
          INITIAL WAC                      8.147
          INITIAL WAM                        359
            REM. WAM                         358
            MOODY'S
                S&P
              FITCH
             MOODY'S
               S&P
              FITCH
             WA FICO                         642
              < 500                         0.00
              < 550                         1.64
               <575                         6.19
              < 600                        20.84
              > 650                        40.73
              > 700                        12.18
              WA DTI                       45.09
              > 40%                        76.88
              > 45%                        61.14
              WA LTV                       81.10
               > 80                        19.25
               > 90                        14.68
               % IO                         9.74
             IO FICO                         689
        IO WITH FICO <575                   0.00
             IO TERM                          62
            IO TERM %
             IO LTV                        78.74
          % 15 YR FIXED                     0.05
          %30 YR FIXED                     10.22
           % BALLOONS                      72.73
              40 YR                         0.00
          2/28 HYBRIDS                     42.94
          3/27 HYBRIDS                     25.24
          5/25 HYBRIDS                      1.81
         <= 1/29 HYBRIDS                    0.00
           % 2ND LIEN                       5.64
         % SILENT 2NDS                     68.67
              MTA?
            MTA LIMIT
             NEGAM?
           MI COMPANY                          0
          MI COVERAGE %                     0.00
          SINGLE FAMILY                    73.59
           2-4 FAMILY                       3.89
              CONDO                         5.47
              CO-OP                         0.00
              PUD                          17.05
               MH                           0.00
             OWNER                         98.49
          SECOND HOME                       0.13
            INVESTOR                        1.39
              REFI                          2.81
            CASH OUT                       23.52
            PURCHASE                       73.67
            FULL DOC                       71.25
          REDUCED DOC                       0.00
             NO DOC                        26.91
             STATE 1                          CA
           % STATE 1                       30.21
            STATE 2                           WA
           % STATE 2                        9.99
            STATE 3                           FL
           % STATE 3                        8.52
            STATE 4                           OH
           % STATE 4                        5.83
             SUB %
        INITIAL OC %
TARGET OC % BEFORE STEPDOWN
 TARGET OC % AFTER STEPDOWN
         OTHER CE%
         TOTAL CE %
    INITIAL EXCESS INTEREST
          ORIGNATORS 1                     OWNIT
         % ORIGNATORS 1                   100.00
          ORIGNATORS 2
         % ORIGNATORS 2                     0.00
          ORIGNATORS 3
         % ORIGNATORS 3                     0.00
         ISSUER CONTACT
         ISSUER NUMBER
          SERVICERS 1                     LITTON
         % SERVICERS 1                    100.00
          SERVICERS 2
         % SERVICERS 2                      0.00
          SERVICERS 3
         % SERVICERS 3                      0.00
        SERVICER CONTACT
        SERVICER NUMBER
        MASTER SERVICER
            TRUSTEE
        TRUSTEE CONTACT
         TRUSTEE NUMBER
      CREDIT RISK MANAGER
          UNDERWRITER
          DERIVATIVES
        CREDIT COMMENTS
         DEAL ACCEPTED?

         MAXIM OWNED
        INTEX STRESS
         TERM SHEET
        HARD PROSSUP
       ELECT. PROSSUP

INTEX CASHFLOW ASSUMPTIONS
         LOSS SEVERITY %
          DELINQUENCY %
         BREAKEVEN CDR %
           # LAG MONTHS

# MONTHS TILL OC GROWS TO TARGET

     IO CLASS IN DEAL? (Y/N)
           IO COUPON
  FIRST IO INTEREST PAYMENT $